RMB FUNDS

RMB Mendon Financial Services Fund

Supplement dated February 27, 2019
to the fund’s prospectus dated May 1, 2018, as supplemented

Effective March 29, 2019, the RMB Mendon Financial Services Fund (the “Fund”) is open to investment by new investors.  Accordingly, effective March 29, 2019, the “Purchase and Sale of Fund Shares” portion of the “RMB Mendon Financial Services Fund” section of “The Funds — Fund Summaries” in the prospectus is replaced with the following disclosure:

PURCHASE AND SALE OF FUND SHARES

You may purchase or redeem Fund shares on any day that the Fund is open for business by sending a written request by mail (RMB Investors Trust, c/o BNY Mellon Asset Servicing, P.O. Box 9781, Providence, Rhode Island, 02940-9781), by telephone (BNY Mellon Asset Servicing, 1-800-462-2392), or through certain financial intermediaries.

The table below sets forth the minimum initial and subsequent purchase amounts required for each share class and certain types of shareholder accounts.

	Minimum Initial Investment		Minimum Subsequent Investment
	Class A and C	Class I	Class A and C	Class I
Regular Account	$2,500	$100,000	$500	$25,000
Automatic Investment Program, IRA, and minor custodial account	$100	$100,000	$50	$25,000

For additional information about purchase and sale of Fund shares, please turn to “How to Buy Shares” in this prospectus.

Additionally, effective March 29, 2019, the sub-section titled “Limited Availability of the RMB Mendon Financial Services Fund to New Investors” in the “How to Buy Shares” section of the prospectus is removed.

Please retain this supplement with your Prospectus for future reference.